Exhibit 99.1

Keefe, Bruyette & Woods Investor Presentation August 1, 2006

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that involve known and unknown risks, uncertainties and other factors that may cause Centennial Bank Holdings, Inc.'s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to, the following: general economic and business conditions in those areas in which Centennial operates; demographic changes; competition; fluctuations in interest rates; the integration of acquired businesses costs more, takes longer, is less successful than expected, or cannot be realized within the expected time frame; continued ability to attract and employ qualified personnel; costs and uncertainties related to the outcome of pending litigation; changes in business strategy or development plans; changes in governmental legislation or regulation; changes that may occur in the securities markets; changes in credit quality; the availability of capital to fund the expansion of Centennial's business; economic, political and global changes arising from natural disasters, the war on terrorism and the conflicts in the Middle East; and other "Risk Factors" referenced in Centennial's Annual Report on Form 10-K filed with the Securities and Exchange Commission, as supplemented from time to time. When relying on forward-looking statements to make decisions with respect to Centennial, readers are cautioned to consider these and other risks and uncertainties. Centennial can give no assurance that any goal or plan set forth in forward-looking statements can be achieved and readers are cautioned not to place undue reliance on such statements, which speak only as of the date made. The forward-looking statements are made as of the date of this presentation, and Centennial does not intend, and assumes no obligation, to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements. Investors and security holders are urged to read Centennial's Annual Report on Form 10-K, quarterly reports on Form 10-Q and other documents filed by Centennial with the SEC. The documents filed by Centennial with the SEC may be obtained at Centennial's website at www.cbhi.com or at the SEC's website at www.sec.gov. These documents may also be obtained free of charge from Centennial by directing a request to: Centennial Bank Holdings, Inc., 1331 Seventeenth St., Suite 300, Denver, CO 80202. Attention: Investor Relations. Telephone 303-296-9600.

Stock Summary NASDAQ Symbol CBHI Shares Outstanding 59.2 Million* Market Capitalization $606.7 Million** Average Volume (3 month) 324,064 shares per day*** Analyst Coverage Keefe, Bruyette & Woods Friedman Billings Ramsey FIG Partners * As of 6/30/06 including 1.565 MM shares of unvested stock ** Per share price of $10.25 as of 7/21/06 *** As of 7/21/06

Centennial Overview Sources: SNL DataSource, Castle Creek Research Colorado Front Range Commercial Bank $2.9B Assets (Jun ‘06) Formed Jul ‘04 Combination of 5 banks 2nd Largest CO Independent* 8th Largest Bank in CO* NASDAQ listed 4Q 05 * Based on pro-forma deposits as of June 2005

Target Market Area 11% of Colorado’s area 66% of the population 72% of state’s deposits 72% of households earning >$50K Projected to grow faster than the rest of Colorado Sources: SNL DataSource, Castle Creek Research

Centennial’s Goal is to Create the Dominant Community Bank Along Colorado’s Front Range Q1 2004 Q2 2004 Q3 2004 Q4 2004 Q1 2005 Q2 2005 Q3 2005 Q4 2005 March 2004 Announcement of original investment in Centennial Bank Holdings July 2004 Original investment closes August 2004 Announcement of Guaranty Corporation acquisition December 2004 Guaranty Corporation acquisition closes December 2004 Announcement of First MainStreet Financial acquisition June 2005 Announcement of Foothills Bank acquisition October 2005 First MainStreet Financial acquisition closes November 2005 Foothills Bank acquisition closes Q4 2006 Projected completion Collegiate Peaks Bank Sale Sources: SEC Filings, Castle Creek Research

Competitive Profile Sources: SNL DataSource, Castle Creek Research, KBW Research Report, October 3, 2005 Colorado-based banks maintained market share from 1994-2004, despite an increase in the number of out of state banks Strong Community Bank Culture Several Large Banks not in Market Highly Fragmented Top 5 banks in Colorado have 50% share* Second lowest among Western States Top 5 banks in Target Market have 60% share* Three of the seven largest banks in the U.S. do not have a significant presence in Colorado Few Large Local Banks Only two of top 10 banks are Colorado based* Top 10 Colorado-based banks have 23% share* * Based on pro-forma deposits as of June 2005

Accomplishments Since Inception Fully integrated five banks Developed and implemented new deposit strategy Repositioning deposit structure Improved efficiency Building a strong management team Instituted common policies and procedures

Improvement in Financial Performance…

	12/31/03*	Q2 2006	Favorable / (Unfavorable)
DDA/Deposits	23.7%	26.5%	2.8%
Net Interest Margin	4.55%	5.51%	0.96%
NPAs/Loans	1.83%	1.65%	0.18%
Efficiency Ratio**	66.0%	66.7%	(0.7%)
Efficiency Ratio (Adj)***	66.0%	62.0%	4.0%
ROAA (GAAP)	1.06%	0.81%	(.25%)
ROAA (Adj)****	1.06%	1.43%	0.37%

* Centennial Bank Holdings, Inc. predecessor and Guaranty Corporation added together.

** Q2 2006 noninterest expense excludes amortization of intangibles of $2,998,000.

*** Q2 2006 noninterest expense excludes amortization of intangibles of $2,998,000 and adjusted for merger, acquisition, and transition costs of $1,540,000.

**** 2003 ROAA calculation assumes 34% tax rate. Q2 2006 adjusted for amortization of intangibles of $2,998,000 ($1,859,000 net of tax) and merger, acquisition, and transition costs of $1,540,000 as well as subtracting intangible assets from the base. Without the adjustment for merger, acquisition, and transition costs, Q2 2006 Cash ROAA would be 1.27%.

Sources: SEC Filings, Castle Creek Research

CENTENNIAL Bank Holdings, Inc.

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… But Challenges Remain Growth has been weak Increasing senior leadership Working to change loan and deposit mix Hiring experienced bankers Increasing calling and marketing efforts

Growth has been weak Credit quality needs to improve Promoted new Chief Credit Officer Changing policies and procedures Intensified loan review process… But Challenges Remain

Growth has been weak Credit quality needs to improve Efficiency ratio needs to improve Reviewing potential savings Maintaining strong net interest margin Increasing focus on noninterest income … But Challenges Remain

Centennial is Well Positioned Experienced management teamFavorable long-term market characteristics Large market share Simple business model Shareholder focused

Centennial Bank Holdings, Inc. Denver, CO

Recent Financials (Unaudited) Sources: SEC Filings, Call Report Data For the Six Months Ended INCOME STATEMENT (In Thousands) 6/30/06 Interest Income 85,676 $ Interest Expense 26,381 Net Interest Income 59,295 Provision for Loan Losses - Noninterest Income 6,717 Noninterest Expense 46,744 Income Before Income Taxes 19,268 Income Taxes 6,602 Net Income (Loss) from Continuing Operations 12,666 Income (Loss) from Disc. Ops (Net of Tax) 489 Net Income 13,155 $ * Figures include 6/30/05 First MainStreet Financial, Ltd. and Foothills Bank financials (see following slide for detail). For the Six Months Ended 6/30/05* 75,972 $ 14,302 61,670 1,770 8,924 57,191 11,633 3,753 7,880 (794) 7,086 $ Change 9,704 $ 12,079 (2,375) (1,770) (2,207) (10,447) 7,635 2,849 4,786 1,283 6,069 $ Pro Forma

June 30, 2005 Pro Forma Detail (Unaudited) Source: CBHI Form S-1 Registration Statement (No. 333-124855) Source: Call Report data 1 2 INCOME STATEMENTSix Months Ended June 30, 2005 (In Thousands) First CBHI MainStreet Foothills Total Interest Income 62,411 $ 10,074 $ 3,487 $ 75,972 $ Interest Expense 11,213 2,087 1,002 14,302 Net Interest Income 51,198 7,987 2,485
61,670 Provision for Loan Losses 1,700 - 70 1,770 Noninterest Income 4,917 3,836 171 8,924 Noninterest Expense 46,200 8,949
2,042 57,191 Income before Income Taxes 8,215 2,874 544 11,633 Income Taxes 2,734 835 184 3,753 Net Income (Loss) from Continuing Operations 5,481 2,039 360 7,880 Income (Loss) from Disc. Ops (Net of Tax) (794) - (794) Net Income 4,687$ 2,039 $ 360 $ 7,086 $

Recent Financials (Unaudited) Sources: SEC Filings, Call Report Data BALANCE SHEET (In Thousands) As of 6/30/06 Cash and Cash Equivalents 90,699 $ Securities 207,710 Net Loans 1,906,513 Intangible Assets 438,763 Other Assets 206,596 Total Assets 2,850,281 $ Deposits 1,998,054 $ Borrowed Funds 106,747 Accrued Interest and Other Liabilities 108,277 Trust Preferred Securities 41,239 Total Liabilities 2,254,317 Shareholders' Equity: 595,964 Total Liabilities and Shareholders' Equity 2,850,281 $ As of 6/30/05* 104,602 $ 215,015 2,042,488 378,498 216,054 2,956,657 $ 2,002,152 $ 230,346 101,306 41,677 2,375,481 581,176 2,956,657 $ Change (13,903) $ (7,305) (135,975) 60,265 (9,458) (106,376) $ (4,098) $ (123,599) (438) 6,971 (121,164) 14,788 (106,376) $ Pro Forma * Figures include 6/30/05 First MainStreet Financial, Ltd. and Foothills Bank financials (see following slide for detail).

Source: CBHI Form S-1 Registration Statement (No. 333-124855) Source: Call Report data June 30, 2005 Pro Forma Detail (Unaudited) 1 2 BALANCE SHEET As of June 30, 2005 (In Thousands) First CBHI MainStreet Foothills Total Cash and Cash Equivalents 73,341 $ 16,952 $ 14,309 $ 104,602 $ Securities 132,524 72,544 9,947 215,015 Net Loans 1,698,708 248,319 95,461 2,042,488 Intangilbe Assets 375,201 3,297 - 378,498 Other Assets 179,548 29,799 6,707 216,054 Total Assets 2,459,322 $ 370,911 $ 126,424 $ 2,956,657 $ Deposits 1,588,606 $ 298,435 $ 115,111 $ 2,002,152 $ Borrowed Funds 213,239 17,107 - 230,346 Accrued Interest and Other Liabilities 98,146 2,627 533 101,306 Trust Preferred Securities 41,677 - - 41,677 Total Liabilities 1,941,668 318,169 115,644 2,375,481 Shareholders' Equity 517,654 52,742 10,780 581,176 Total Liabilities and Shareholders' Equity 2,459,322 $ 370,911 $ 126,424 $ 2,956,657 $

Non-GAAP Financial Measures This presentation includes financial information determined by methods other than in accordance with U.S. GAAP. Centennial provides these non-GAAP financial measures to provide meaningful supplemental information regarding Centennial’s operational performance and to enhance investors’ overall understanding of Centennial’s core financial performance. Management believes that these non-GAAP financial measures allow for additional transparency and are used by some investors, analysts and other users of the company’s financial information as performance measures. These non-GAAP financial measures are presented for supplemental informational purposes only for understanding Centennial’s operating results and should not be considered a substitute for financial information presented in accordance with GAAP. These non-GAAP financial measures presented by Centennial may be different from non-GAAP financial measures used by other companies.

Non-GAAP Financial Measure Calculations/Reconciliations Three Months Ended or As Of (In thousands) June 30, 2006 GAAP Net Interest Income Plus Non-Interest Income 32,993 $ (1) GAAP NonInterest Expense 25,004 $ Less: Amortization of intangible assets (2,998) Cash NonInterest Expense 22,006 $ (2) Less: Merger, Acquisition, and Transition Expenses (1,540) Adjusted NonInterest Expense 20,466 $ (3) Efficiency Ratio (2) / (1) 66.7 % Efficiency Ratio (Adj) (3) / (1) 62.0 % GAAP Net Income 5,725 $ (4) Add: After tax impact of amortization of intangible assets 1,859 Cash Net Income 7,584 (5) Add: After tax impact of Merger, Acquisition, and Transition Expenses 955 Non-GAAP Adjusted Net Income 8,539 (6) Average Assets for the Quarter Ended 6/30/06 2,836,432 (7) Less: Average Intangible Assets for the Quarter Ended 6/30/06 (440,197) Average Tangible Assets for the Quarter Ended 6/30/06 2,396,235 (8) GAAP Return on Average Assets ((4) * 365 / 91) / (7) 0.81% Cash Return on Average Assets ((5) * 365 / 91) / (8) 1.27% Adjusted Return on Average Assets ((6) * 365 / 91) / (8) 1.43%

Centennial Bank Holdings, Inc. Denver, CO